Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

In re:	)	Case No. 02 B 12059 (Jointly Administered)
)
HA2003, Inc. formerly known as	)	Chapter 11
HA-LO INDUSTRIES, INC., et al.,	)
	)	Hon. Carol A. Doyle
Debtors and	)
Debtors-In-Possession.	)	Hearing Date:	January 28, 2004
	)	Hearing Time:	11:00 a.m.
	)	Hearing Location:	Courtroom 742 219 S. Dearborn Street Chicago, Illinois

FINDINGS OF FACT, CONCLUSIONS OF LAW

AND ORDER CONFIRMING SECOND AMENDED PLAN

OF REORGANIZATION (LIQUIDATING) OF HA2003, INC.

F/K/A HA-LO INDUSTRIES, INC., LW2003, INC. F/K/A LEE

WAYNE CORPORATION AND STARBELLY.COM, INC. AS PROPOSED

BY THE DEBTORS AND DEBTORS-IN-POSSESSION AND THE OFFICIAL

COMMITTEE OF UNSECURED CREDITORS DATED AS OF OCTOBER 30, 2003

TABLE OF CONTENTS

I.	INTRODUCTION

II.	FINDINGS OF FACT

	A.	Jurisdiction And Venue

	B.	Compliance With The Requirements Of Bankruptcy Code Section 1129

		1.	Section 1129(a)(1) — Compliance of the Plan with Applicable Provisions of the Bankruptcy Code

			(a)	Sections 1122 and 1123(a)(1)-(4) — Classification and Treatment of Claims and Interests

			(b)	Section 1123(a)(5) — Adequate Means for Implementation of the Plan

			(c)	Section 1123(a)(6) — Prohibition Against the Issuance of Nonvoting Equity Securities

			(d)	Section 1123(a)(7) -- Selection of Certain Positions

			(e)	Section 1123(b)(1) — Impairment of Claims and Interests

			(f)	Section 1123(b)(2) — Assumption and Assignment or Rejection of Executory Contracts and Unexpired Leases

			(g)	Section 1123(b)(3) — Retention, Enforcement and Settlement of Claims Held by the Debtors

			(h)	Section 1123(b)(5) — Modification of the Rights of Holders of Claims

			(i)	Section 1123(b)(6) — Other Provisions Not Inconsistent With Applicable Provisions of the Bankruptcy Code

		2.	Section 1129(a)(2) — Compliance with Applicable Provisions of the Bankruptcy Code

		3.	Section 1129(a)(3) — Proposal of the Plan in Good Faith

		4.	Section 1129(a)(4) — Bankruptcy Court Approval of Certain Payments as Reasonable

		5.	Section 1129(a)(5) — Disclosure of Identity of Proposed Management, Compensation of Insiders and Consistency of Management Proposals With the Interests of Creditors and Public Policy

		6.	Section 1129(a)(6) — Approval of Rate Changes

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		7.	Section 1129(a)(7) — Best Interests of Holders of Claims and Interests

		8.	Section 1129(a)(8) — Acceptance of the Plan by Each Impaired Class

		9.	Section 1129(a)(9) — Treatment of Claims Entitled to Priority Pursuant to Section 507(a) of the Bankruptcy Code

		10.	Section 1129(a)(10) — Acceptance By at Least One Impaired Class

		11.	Section 1129(a)(11) — Feasibility of the Plan

		12.	Section 1129(a)(12) — Payment of Bankruptcy Fees

		13.	Section 1129(a)(13) — Retiree Benefits

		14.	Section 1129(b) — Confirmation of the Plan Over the Nonacceptance of Impaired Classes

		15.	Section 1129(d) — Purpose of Plan

	C.	Satisfaction Of Conditions To Confirmation

III.	CONCLUSIONS OF LAW

	A.	Jurisdiction And Venue

	B.	Exemptions From Securities Laws

	C.	Compliance With Section 1129 Of The Bankruptcy Code

	D.	Approval Of The Settlements And Releases Provided Under The Plan And Certain Other Matters

		1.	Eagle Ring Carve-out from Sections 14.4 and 14.5 of the Plan

		2.	Rubenstein Carve-out from Section 14.4 of the Plan

	E.	Agreements And Other Documents

	F.	Treatment Of Executory Contracts And Unexpired Leases

	G.	Disallowance of Claims Arising From or Related to the Sale of an Interest in Starbelly

IV.	ORDER

	A.	Confirmation Of The Plan

	B.	Effects Of Confirmation

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	1.	Effectiveness; Successors and Assigns

	2.	Cancellation and Surrender of Instruments, Securities and Other Documentation

C.	Claims Bar Dates For Administrative Claims

	1.	General Bar Date Provisions

	2.	Bar Dates For Fee Applications

D.	Claims Bar Date For Claims Other Than Administrative Claims

E.	Matters Relating To Implementation Of The Plan

	1.	Corporate Transactions

	2.	Appointment of Liquidating Trustee and Post-Confirmation Committee

	3.	Approval of Executory Contract and Unexpired Lease Provisions and Related Procedures

	4.	Preservation of Rights of Action

F.	References Herein to the Plan

G.	Releases and Indemnification and Discharge

	1.	Exculpation and Limitation of Liability

	2.	Injunction

	3.	Non-Discharge of Claims

	4.	Eagle Ring and Rubenstein Carve-outs

H.	Allocation of the Managed Success Claims Pool

I.	Retention Of Jurisdiction

J.	Notice Of Entry Of Confirmation Order

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I.                                         INTRODUCTION

This matter coming before the Court on January 28, 2004 (the “Confirmation Hearing”) at the request of the Debtors and Debtors-in-Possession HA2003, Inc. f/k/a HA-LO Industries, Inc. (“HA-LO”) and its wholly owned subsidiaries LW2003, Inc. f/k/a Lee Wayne Corporation (“Lee Wayne”) and Starbelly.com., Inc. (“Starbelly” and together with HA-LO and Lee Wayne, the “Debtors”)(1) and the Official Committee of Unsecured Creditors (hereafter, the “Committee”) for confirmation of the Second Amended Plan Of Reorganization (Liquidating) Of HA2003, Inc. f/k/a HA-LO Industries, Inc., LW2003, Inc. f/k/a Lee Wayne Corporation and Starbelly.com, Inc. As Proposed By The Debtors And Debtors-In-Possession And The Official Committee Of Unsecured Creditors Dated As Of October 30, 2003 (collectively, the “Plan”);(2) the Bankruptcy Court having entered the Order Approving Disclosure Statement With Respect To The Second Amended Plan Of Reorganization (Liquidating) of HA2003, Inc. f/k/a HA-LO Industries, Inc., LW2003, Inc. f/k/a Lee Wayne Corporation and Starbelly.com, Inc. As Proposed By The Debtors And Debtors-In-Possession And The Official Committee Of Unsecured Creditors Dated As Of October 30, 2003 (the “Disclosure Statement Order”); the Debtors (or their agents) and/or the Committee having filed the Memorandum Of Law In Support Of Second Amended Plan of Reorganization (Liquidating) of HA2003, Inc. F/K/A HA-LO Industries, Inc., LW2003, Inc. F/K/A Lee Wayne Corporation And Starbelly.com, Inc. As Proposed By The Debtors And Debtors-In-Possession And The Official Committee Of Unsecured Creditors (the “Confirmation

(1) In May 2003, in connection with the sale of substantially all of their assets to the HIG Buyer (as defined in the Plan), HA-LO and Lee Wayne sold their rights to the names HA-LO and Lee Wayne to the HIG Buyer, subject to the reservation of their right to use such names in pleadings filed in these chapter 11 Cases.  Thereafter, pursuant to the terms of the Order entered by the Bankruptcy Court on April 4, 2003 authorizing such asset sale, such Debtors changed their names to HA2003, Inc. and LW2003, Inc., respectively.  Notwithstanding the foregoing, HA2003, Inc. formerly known as HA-LO Industries, Inc. and LW 2003, Inc. formerly known as Lee Wayne Corporation are defined herein as “HA-LO” and “Lee Wayne,” respectively.  The use of these definitions is for the convenience of the parties and should not be confused with any business being operated presently by the HIG Buyer under the name(s) of HA-LO and/or Lee Wayne.

(2) Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Plan.

Hearing Memorandum”), the Affidavit of Sandra Holstrom Regarding the Methodology for the Tabulation of Ballots and Results of Voting with Respect to the Disclosure Statement Accompanying the Plan (the “Voting Affidavit”), the Affidavit of the Trumbull Group, L.L.C. (the “Trumbull Affidavit”) with respect to the mailing of the Confirmation Hearing Notice and the other solicitation materials with respect to the Plan in accordance with the Order Setting Confirmation Hearing Date And Establishing Procedures Governing The Plan Confirmation Process (the “Solicitation Procedures Order”), the Proof of Publication of Notice of Confirmation and Objection Deadline (the “Publication Certificate”), and the Declaration Of Daniel Callender Certifying That An 8-K Was Filed With The Securities Exchange Commission In Conformance With The Solicitation Procedures Order (the “8-K Declaration”); the Bankruptcy Court having previously established January 28, 2004 at 11:00 a.m. as the date and time of the hearing pursuant to section 1129 of the Bankruptcy Code to consider confirmation of the Plan (the “Confirmation Hearing”); Irving Rubenstein and Ralph Rubenstein having withdrawn their objections to the Plan; the Bankruptcy Court having reviewed the Plan, the Disclosure Statement, the Disclosure Statement Order, the Solicitation Procedures Order, the Voting Affidavit, the Trumbull Affidavit, the Publication Certificate, the 8-K Declaration, the Confirmation Hearing Memorandum, and the other papers before the Bankruptcy Court in connection with the confirmation of the Plan; the Bankruptcy Court having heard the statements of counsel in support of confirmation of the Plan at the Confirmation Hearing, as reflected in the record at the Confirmation Hearing; the Bankruptcy Court having considered all testimony presented and evidence admitted (or an offer of proof concerning the same) at the Confirmation Hearing; the Bankruptcy Court having taken judicial notice of the papers and pleadings on file in these Chapter 11 Cases; and the Bankruptcy Court finding that (i) notice of the Confirmation Hearing and the opportunity of any party-in-interest to object to confirmation were adequate and appropriate, in accordance with Bankruptcy Rule 2002(b), the Disclosure Statement Order, and the Solicitation Procedures Order as to all parties to be affected by the Plan and the transactions contemplated thereby, and (ii) the legal and factual bases set forth in the Confirmation Hearing Memorandum and/or stated at the Confirmation Hearing and/or as set forth in this Confirmation Order establish just cause for the relief granted herein; and as such, the Bankruptcy Court hereby makes the following Findings of Fact, Conclusions of Law and Order.(3)

II.                                     FINDINGS OF FACT

A.                                    Jurisdiction And Venue

On July 30, 2001 (the “Petition Date”), the Debtors commenced their respective Chapter 11 Cases by filing voluntary petitions for relief under chapter 11 of the Bankruptcy Code.  The Debtors were and are qualified to be debtors under section 109(a) of the Bankruptcy Code.  This Court has jurisdiction over these Chapter 11 Cases pursuant to 28 U.S.C. §§ 157 and 1334.  Venue is proper pursuant to 28 U.S.C. § § 1408 and 1409.  Confirmation of the Plan is a core proceeding pursuant to 28 U.S.C. § 157(b)(2)(L), and this Court has exclusive jurisdiction to determine whether the Plan complies with the applicable provisions of the Bankruptcy Code and should be confirmed.

B.                                    Compliance With The Requirements Of Bankruptcy Code Section 1129

1.                                      Section 1129(a)(1) — Compliance of the Plan with Applicable Provisions of the Bankruptcy Code

The Plan complies with all applicable provisions of the Bankruptcy Code, as required by section 1129(a)(1) of the Bankruptcy Code, including sections 1122 and 1123 of the Bankruptcy Code.

(a)                                  Sections 1122 and 1123(a)(1)-(4) — Classification and Treatment of Claims and Interests

Pursuant to sections 1122 and 1123(a)(1) of the Bankruptcy Code, Article III of the Plan designates Classes of Claims and Interests, other than Administrative Claims, Success Claims

(3) This Confirmation Order constitutes the Bankruptcy Court’s findings of fact and conclusions of law under Fed. R. Civ. P. 52, as made applicable herein by Bankruptcy Rules 7052 and 9014. Any finding of fact shall constitute a finding of fact even if it is stated as a conclusion of law, and any conclusion of law shall constitute a conclusion of law even if it is stated as a finding of fact.

and Priority Tax Claims.(4)  As required by section 1122, each Class of Claims and Interests contains only Claims or Interests that are substantially similar to the other Claims or Interests within that Class.  The Plan creates separate Classes of Claims for Priority Non-Tax Claims (Class 1), Convenience Claims (Class 2) and general unsecured claims against each of the three (3) Debtors (Classes 3 though 5) for a total of five (5) separate Classes of Claims and two (2) Classes of Interests.  Such classification of Claims and Interests is based upon differences in the legal nature or priority of such Claims and Interests.  The Claims or Interests within each Class are substantially similar to other Claims or Interests in that Class.  Moreover, valid business, factual and legal reasons exist for separately classifying the various Classes of Claims and Interests created under the Plan.  Accordingly, the classification of Claims and Interests under the Plan is appropriate.

Pursuant to sections 1123(a)(2) and 1123(a)(3) of the Bankruptcy Code, Article III of the Plan specifies all Classes of Claims and Interests that are not impaired under the Plan and specifies the treatment of all Classes of Claims and Interests that are impaired under the Plan.  Pursuant to section 1123(a)(4) of the Bankruptcy Code, Article IV of the Plan also provides the same treatment for each Claim or Interest within a particular Class, unless the holder of a Claim or Interest agrees to less favorable treatment of its Claim or Interest.

(b)                                  Section 1123(a)(5) — Adequate Means for Implementation of the Plan

Article V of the Plan, entitled “Means for Implementation of the Plan,” sets forth numerous provisions to facilitate implementation of the Plan, including, but not limited to: (i) substantive consolidation of the Debtors’ Estates; (ii) the establishment of the Liquidating Trust and appointment of the Liquidating Trustee; (iii) sources of funding distributions; and (iv) cancellation of all outstanding stock.  In addition, Articles XI and XII describe the

(4) Pursuant to section 1123(a)(1) of the Bankruptcy Code, classes of Administrative Claims and Priority Tax Claims are not required to be classified.

appointment of and the rights and duties of the Liquidating Trustee and Post-Confirmation Committee, respectively.

(c)                                  Section 1123(a)(6) — Prohibition Against the Issuance of Nonvoting Equity Securities

The Plan provides that, as of the Effective Date, all Existing Preferred Stock and Existing Common Stock and any Interests that have been authorized to be issued but that have not been issued shall be deemed to have been cancelled and extinguished without any further action of any party.  In addition, on the Effective Date, the Liquidating Trust shall be established pursuant to the terms of the Liquidating Trust Agreement.  The Liquidating Trust will be created to serve as a vehicle for the maintenance and preservation of all of the Debtors’ assets for the primary purpose of liquidating the assets, with no objective to continue or engage in the conduct of a trade or business, except to the extent reasonably necessary to, and consistent with, the liquidating purpose of the Liquidating Trust.  The Liquidating Trust shall terminate at such time as the assets have been liquidated, sold or distributed pursuant to and in accordance with the Plan and the Liquidating Trust Agreement.  The Plan further provides that immediately after the Debtors have transferred all of their assets to the Liquidating Trust, the Debtors shall each be dissolved, thereby foreclosing, among other things, their ability to issue nonvoting securities.

(d)                                  Section 1123(a)(7) -- Selection of Certain Positions

Section 11.10 of the Plan provides that “the Liquidating Trustee shall act, as if by analogy under Delaware corporate law, as the president and chief executive officer of the Liquidating Trust under the direction and supervision of a board of directors comprised of the Post-Confirmation Committee.”  The manner of the Liquidating Trustee’s selection satisfies section 1123(a)(7) of the Bankruptcy Code because the selection of the Liquidating Trustee was consented to by the Committee.  In addition, the Liquidating Trustee will operate under the direction and supervision of the Post-Confirmation Committee.  Thus, the Plan is consistent with the interests of creditors and equity security holders and with public policy, thereby satisfying section 1123(a)(7) of the Bankruptcy Code.  In light of the foregoing, the manner of selection of the Liquidating Trustee, as set forth in the Plan and the Liquidating Trust Agreement, is consistent with the interests of the holders of Claims and Interests and public policy.

(e)                                  Section 1123(b)(1) — Impairment of Claims and Interests

In accordance with section 1123(b)(1) of the Bankruptcy Code, Article III of the Plan impairs or leaves unimpaired, as the case may be, each Class of Claims and Interests.

(f)                                    Section 1123(b)(2) — Assumption and Assignment or Rejection of Executory Contracts and Unexpired Leases

In accordance with sections 365 and 1123(b)(2) of the Bankruptcy Code, each executory contract and unexpired lease that has not otherwise been assumed or rejected shall be rejected pursuant to Section 365 of the Bankruptcy Code as of the Effective Date.

(g)                                 Section 1123(b)(3) — Retention, Enforcement and Settlement of Claims Held by the Debtors

Section 14.3 of the Plan provides, in relevant part, that the Estate Claims shall be transferred to the Liquidating Trust and that the Estates shall retain all defenses, counterclaims and rights.  Accordingly, upon the transfer of the Estate Claims to the Liquidating Trust, the Liquidating Trust or the Post-Confirmation Committee, as the case may be, shall have and may enforce all Estate Claims, defenses, counterclaims and rights that the Estates had prior to the entry of this Order.  Section 11.5 of the Plan provides that, from and after the Effective Date, the Liquidating Trustee shall be authorized, pursuant to Bankruptcy Rule 9019 and Section 105(a) of the Bankruptcy Code, to compromise and settle Estate Claims and Preference Claims, except those Preference Claims that the Post-Confirmation Committee is authorized to prosecute pursuant to Section 12.3, in accordance with the procedures set forth therein.  Sections 9.2 and 11.6 of the Plan further provides that, from and after the Effective Date, the Liquidating Trustee shall be authorized, pursuant to Bankruptcy Rule 9019 and Section 105(a) of the Bankruptcy Code, to compromise and settle objections to Claims, except those Claims as to which the Post-Confirmation

Committee is authorized to object pursuant to Section 9.2, in accordance with the procedures set forth therein.

(h)                                 Section 1123(b)(5) — Modification of the Rights of Holders of Claims

Article IV of the Plan modifies, or leaves unaffected, as the case may be, the rights of holders of each Class of Claims.

(i)                                    Section 1123(b)(6) — Other Provisions Not Inconsistent With Applicable Provisions of the Bankruptcy Code

The Plan includes additional appropriate provisions that are not inconsistent with applicable provisions of the Bankruptcy Code, including: (i) the provisions of Article V of the Plan regarding the means for implementation of the Plan, including the Substantive Consolidation of the Debtors’ Estates; (ii) the provisions of Article VII of the Plan governing distributions on account of Allowed Claims; (iii) the provisions of Article VIII of the Plan regarding the disposition of executory contracts and unexpired leases; (iv) the provisions of Article IX of the Plan establishing procedures for resolving Disputed Claims and making distributions on account of such Disputed Claims once resolved; (v) the provisions of Articles XI and XII of the Plan regarding the creation of the Liquidating Trustee and Post-Confirmation Committee, respectively; (vi) the provisions of Article XIV of the Plan regarding the effect of Plan confirmation; and (vii) the provisions of Article XVI of the Plan regarding retention of jurisdiction by the Court over certain matters after the Effective Date.

2.                                      Section 1129(a)(2) — Compliance with Applicable Provisions of the Bankruptcy Code

The Debtors and the Committee have complied with all applicable provisions of the Bankruptcy Code, as required by section 1129(a)(2) of the Bankruptcy Code, including section 1125 of the Bankruptcy Code and Bankruptcy Rules 3017 and 3018.  The Disclosure Statement and the procedures by which the Ballots for acceptance or rejection of the Plan were solicited and tabulated were fair, properly conducted and done in accordance with sections 1125 and 1126 of the Bankruptcy Code, Bankruptcy Rules 3017 and 3018, the Disclosure Statement Order and the Solicitation Procedures Order.  The Debtors and the Committee, and their respective directors, officers, employees, agents, members and professionals, as applicable, have acted in “good faith,” within the meaning of section 1125(e) of the Bankruptcy Code.

3.                                      Section 1129(a)(3) — Proposal of the Plan in Good Faith

The Debtors and the Committee proposed the Plan in good faith and not by any means forbidden by law.  In determining that the Plan has been proposed in good faith, the Bankruptcy Court has examined the totality of the circumstances surrounding the formulation of the Plan.  Based on the uncontroverted evidence presented at the Confirmation Hearing (or an offer of proof concerning the same), the Bankruptcy Court finds and concludes that the Plan has been proposed with the legitimate and honest purpose of maximizing the returns available to creditors of the Debtors.  Moreover, the extensive arms’ length negotiations among the Debtors and the Committee leading to the Plan’s formulation, and the Plan itself, provide independent evidence of the Debtors’ and the Committee’s good faith in proposing the Plan.

4.                                      Section 1129(a)(4) — Bankruptcy Court Approval of Certain Payments as Reasonable

Section 4.1 of the Plan makes all payments on account of Professionals’ fee claims for services rendered prior to the Effective Date subject specifically to the requirements of sections 327, 328, 330, 331, and 503(b) of the Bankruptcy Code, as applicable, by requiring Professionals to file final fee applications.  The Bankruptcy Court will review the reasonableness of such applications under sections 328 and 330 of the Bankruptcy Code and any applicable case law.  Article XV of the Plan provides that the Bankruptcy Court will retain jurisdiction after the Effective Date to hear and determine all applications for allowance of compensation or reimbursement of expenses relating to the time period prior to the Effective Date, as well as any disputes relating to fees and expenses incurred after the Effective Date in accordance with the Plan.  Notwithstanding the foregoing, all fees and expenses of Professionals incurred prior to the

Effective Date and authorized to be paid periodically pursuant to the prior Orders of the Bankruptcy Court shall remain subject to final review for reasonableness by the Bankruptcy Court.

5.                                      Section 1129(a)(5) — Disclosure of Identity of Proposed Management, Compensation of Insiders and Consistency of Management Proposals With the Interests of Creditors and Public Policy

Section 5.2 of the Plan provides that on the Effective Date, a Liquidating Trust shall be established and a Liquidating Trustee shall be appointed pursuant to the terms of the Liquidating Trust Agreement.  The selection of the Liquidating Trustee, Mr. Marc S. Simon, was approved by the Committee.   In addition, pursuant to section 11.1(b) of the Plan, the Post-Confirmation Committee shall have the right, subject to the terms of the Liquidating Trust Agreement, to terminate the employment of the Liquidating Trustee, with or without cause, at any time prior to the date on which the Holders of Claims in Classes 2, 3, 4 and 5 have been paid in full.  Accordingly, the Plan fully satisfies the requirements of section 1129(a)(5) of the Bankruptcy Code.

6.                                      Section 1129(a)(6) — Approval of Rate Changes

The Debtors are not presently engaged in any business operations.  As such, the provisions of Section 1129(a)(6) are inapplicable.

7.                                      Section 1129(a)(7) — Best Interests of Holders of Claims and Interests

With respect to each impaired Class of Claims or Interests, each holder of a Claim or Interest in such impaired Class has accepted the Plan or will receive or retain under the Plan on account of such Claim or Interest property of a value, as of the Effective Date, that is not less than the amount such holder would receive or retain if the Debtors were liquidated on the Effective Date under chapter 7 of the Bankruptcy Code.

8.                                      Section 1129(a)(8) — Acceptance of the Plan by Each Impaired Class

Pursuant to sections 1124 and 1126 of the Bankruptcy Code, all classes of Claims entitled to vote on the Plan (Classes 2, 3, 4 & 5) have voted overwhelmingly to accept the Plan.  Classes

6 and 7 will likely neither receive nor retain any property under the Plan and, therefore, are deemed to have rejected the Plan.  Notwithstanding the lack of compliance with section 1129(a)(8) of the Bankruptcy Code with respect to Classes 6 and 7, the Plan is confirmable because, as described in Section 14 below, the Plan satisfies the “cramdown” requirements of section 1129(b) of the Bankruptcy Code with respect to such Classes.

9.                                      Section 1129(a)(9) — Treatment of Claims Entitled to Priority Pursuant to Section 507(a) of the Bankruptcy Code

The Plan provides for treatment of Allowed Administrative Claims, Success Claims,  Allowed Priority Tax Claims, and Allowed Priority Non-Tax Claims in the manner required by section 1129(a)(9) of the Bankruptcy Code.

10.                               Section 1129(a)(10) — Acceptance By at Least One Impaired Class

As indicated in the Voting Affidavit and as reflected in the record of the Confirmation Hearing, all of the Impaired Classes of Claims have voted to accept the Plan.

11.                               Section 1129(a)(11) — Feasibility of the Plan

The Plan proposed by the Debtors and the Committee provides for the liquidation of the Debtors’ remaining assets and a distribution of Cash to creditors in accordance with the priority scheme of the Bankruptcy Code and the terms of the Plan.  Pursuant to Court-approved sales conducted during the course of their bankruptcy cases, the Debtors have already liquidated substantially all of their assets.  The Plan provides for the collection of deferred payments in respect of certain sales of stock and assets of certain of the Debtors’ divisions and subsidiaries and the pursuit of the Estate Claims and Preference Claims on behalf of the Debtors’ Estates.  Aside from the liquidation contemplated by the Plan, there is no reasonable likelihood that the confirmation would be followed by a second liquidation or the need for further reorganization of the Debtors.  Accordingly, the Plan is feasible and meets the requirements of section 1129(a)(11) of the Bankruptcy Code.

12.                               Section 1129(a)(12) — Payment of Bankruptcy Fees

All fees payable under 28 U.S.C. § 1930 have been paid or will be paid on the Effective Date pursuant to section 16.5 of the Plan, thereby satisfying section 1129(a)(12) of the Bankruptcy Code.

13.                               Section 1129(a)(13) — Retiree Benefits

By virtue of prior orders of the Bankruptcy Court and the Plan, all of the Debtors’ obligations with respect to retiree benefits governed by section 1114 of the Bankruptcy Code, if any, have been terminated.  Thus, the Plan satisfies section 1129(a)(13).

14.                               Section 1129(b) — Confirmation of the Plan Over the Nonacceptance of Impaired Classes

Pursuant to section 1129(b)(1) of the Bankruptcy Code, the Plan may be confirmed notwithstanding that Claims in Classes 6 and 7 are impaired and are deemed not to have accepted the Plan pursuant to section 1126(g) of the Bankruptcy Code.  Other than the requirement in section 1129(a)(8) of the Bankruptcy Code that Classes 6 and 7 accept the Plan, all of the requirements of section 1129(a) of the Bankruptcy Code have been met.  The Plan does not discriminate unfairly and is fair and equitable with respect to these Classes.  No class junior to Classes 6 and 7 will receive or retain any property under the Plan.  In addition, under the Plan, creditors holding Claims in Classes 3, 4 and 5, whose Claims have priority over the Interests classified in Classes 6 and 7, are not entitled to receive more than 100% of their claims, plus interest.

15.                               Section 1129(d) — Purpose of Plan

The primary purpose of the Plan is not avoidance of taxes or avoidance of the requirements of Section 5 of the Securities Act, and there has been no objection filed by any governmental unit asserting such avoidance.

C.                                    Satisfaction Of Conditions To Confirmation

Each of the conditions precedent to the entry of this Confirmation Order has been satisfied.

III.                                 CONCLUSIONS OF LAW

A.                                    Jurisdiction And Venue

The Bankruptcy Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334.  This is a core proceeding pursuant to 28 U.S.C. § 157(b)(2).  The Debtors were and are qualified to be debtors under section 109 of the Bankruptcy Code.  Pursuant to 28 U.S.C. § 1408, venue of the Reorganization Cases in the United States Bankruptcy Court for the District of Delaware was proper as of the Petition Date, and from the date of transfer to this Court, venue was, and continues to be, proper in the United States Bankruptcy Court for the Northern District of Illinois (Eastern Division).

B.                                    Exemptions From Securities Laws

Pursuant to section 1125(d) of the Bankruptcy Code, the Debtors’ transmittal of Plan solicitation packages and their solicitation of acceptances of the Plan are not and will not be governed by or subject to any otherwise applicable law, rule or regulation governing the solicitation or acceptance of a plan of reorganization or the offer, issuance, sale or purchase of securities.  Accordingly, the Debtors and the Committee, and their respective directors, officers, employees, agents, members and professionals (acting in such capacity) are entitled to the  protection of section 1125(e) of the Bankruptcy Code.

C.                                    Compliance With Section 1129 Of The Bankruptcy Code

As set forth in Section I above, the Plan complies in all respects with the applicable requirements of section 1129 of the Bankruptcy Code.

D.                                    Approval Of The Settlements And Releases Provided  Under The Plan And Certain Other Matters

Except as set forth in subsections (1) and (2) below, the provisions of section 14.4 (Exculpation and Limitation of Liability) and section 14.5 (Injunction) of the Plan are hereby approved as an integral part of the Plan and as fair, equitable, reasonable and in the best interests of the Debtors, their respective Estates and the holders of Claims and Interests, and are effective and binding in accordance with their terms.

1.                                      Eagle Ring Carve-out from Sections 14.4 and 14.5 of the Plan

Notwithstanding anything contained in the Plan, this Confirmation Order, or any related or attached documents, confirmation of the Plan shall not release, enjoin, impact or otherwise affect (i) the prosecution of the alleged administrative claims previously asserted by Eagle Ring, Ltd. (“Eagle Ring”) against the Debtors in the Motion Of Eagle Ring, Ltd. For Allowance And Prompt Payment Of Administrative Claim Or In The Alternative For The Lifting Of The Automatic Stay To Allow A Cause Of Action To Be Asserted Against The Debtors filed on March 27, 2003 and Eagle Ring’s Adversary Complaint filed on December 3, 2003 in Adversary Case Number 03 A 04537 (collectively, the “Alleged Eagle Ring Administrative Claims”), and (ii) any defenses of the Debtors, the Committee and/or the Estates to the Alleged Eagle Ring Administrative Claims.

2.                                      Rubenstein Carve-out from Section 14.4 of the Plan

The exculpation and limitation of liability provisions contained in Section 14.4 of the Plan shall not apply to the claims of Irving and Ralph Rubenstein against HA-LO, its Estate, the Liquidating Trust, or any representative of the same, including their officers and attorneys, arising from HA-LO’s filing of involuntary bankruptcy petitions against Irving and Ralph Rubenstein.

E.                                      Agreements And Other Documents

The Debtors and the Committee have disclosed, among other things, the facts regarding: (1) the selection of the Liquidating Trustee and his duties; (2) the selection of the Post-Confirmation Committee members and their duties;  (3) the creation and operation of the Liquidating Trust; (4) the anticipated tax ramifications of the Plan and the Liquidating Trust; (5) the basis for Substantive Consolidation of the Estates; (6) the cancellation of the Existing Preferred Stock and the Existing Common Stock; (7) the prosecution of Estate Claims and objections to Claims; and (8) the contemplated distribution of assets under the Plan.

F.                                      Treatment Of Executory Contracts And Unexpired Leases

As of the Effective Date, each executory contract and unexpired lease that has not otherwise been assumed or rejected by a final order of the Bankruptcy Court prior to the Effective Date shall be rejected pursuant to section 365 of the Bankruptcy Code and each rejection shall be legal, valid and binding upon the applicable Debtor and all nondebtor parties to such executory contract or unexpired lease, all to the same extent as if such rejection had been effectuated pursuant to an appropriate authorizing order of the Bankruptcy Court entered before the Confirmation Date under section 365 of the Bankruptcy Code.

G.                                    Disallowance of Claims Arising From or Related to the Sale of an Interest in Starbelly

Any claim arising from or related to the sale of an interest in Starbelly to HA-LO (or its predecessor in interest) does not constitute a Claim but rather an equity Interest.

IV.                                ORDER

THE COURT HEREBY ORDERS THAT:

A.                                    Confirmation Of The Plan

The Plan and each of its provisions (regardless of whether or not they are referenced herein) are confirmed pursuant to section 1129 of the Bankruptcy Code.  All of the Objections and other responses to, and statements and comments regarding the Plan, other than those withdrawn with prejudice in their entirety prior to, or on the record at, the Confirmation Hearing are overruled.

B.                                    Effects Of Confirmation

1.                                      Effectiveness; Successors and Assigns

Upon the Effective Date, the terms of the Plan and this Confirmation Order are deemed binding upon the Debtors, the Committee, any and all holders of Claims or Interests (irrespective of whether such Claims or Interests are impaired under the Plan or whether the holders of such Claims or Interests accepted, rejected or are deemed to have accepted or rejected the Plan), any and all nondebtor parties to executory contracts and unexpired leases with any of the Debtors and the respective heirs, executors, administrators, successors or assigns, if any, of any of the foregoing.

2.                                      Cancellation and Surrender of Instruments, Securities and Other Documentation

Except as provided in any contract, instrument or other agreement or document created, entered into or delivered in connection with the Plan, on the Effective Date, or concurrent with the applicable distributions made pursuant to Articles IV and VII of the Plan in the sole discretion of the Liquidating Trustee and the Post-Confirmation Committee, all Existing Preferred Stock and Existing Common Stock and any Interests that have been authorized to be issued but that have not been issued shall be deemed to have been cancelled and extinguished without any further action of any party.

C.                                    Claims Bar Dates For Administrative Claims

1.                                      General Bar Date Provisions

Except as otherwise provided in Sections 4.1 and 10.1 of the Plan and herein, unless previously filed, all requests for payment of Administrative Claims must be filed with the Bankruptcy Court and served on counsel for the Liquidating Trustee and the Post-Confirmation Committee pursuant to the procedures specified in section 16.4, no later than sixty (60) days after the Effective Date.  Holders of Administrative Claims that are required to file and serve a request for payment of such Administrative Claims and that do not file and serve a request by the applicable bar date shall be forever barred from asserting such Administrative Claims against the Debtors, their Estates and the Liquidating Trust and such Administrative Claims shall be deemed to have been discharged as of the Effective Date.  The Liquidating Trustee and the Post-Confirmation Committee shall have one hundred and twenty (120) days after the Effective Date to object to any Administrative Claim.  The Bankruptcy Court shall retain jurisdiction to determine the Allowed amount of any such Administrative Claim.

2.                                      Bar Dates For Fee Applications

All final requests for compensation or reimbursement of expenses of Professional fees for services rendered, and costs advanced, to the Debtors or the Committee prior to the Effective Date must be filed and served on the Liquidating Trust and the Post-Confirmation Committee and their respective counsel no later than sixty (60) days after the Effective Date.  Objections to applications of such Professionals or other entities for compensation or reimbursement of expenses must be filed and served on the Liquidating Trustee and the Post-Confirmation Committee and their respective counsel and the requesting Professional no later than one hundred and twenty (120) days after the Effective Date.

D.                                    Claims Bar Date For Claims Other Than Administrative Claims

Unless the time period is extended by the Court, the Claims Objection Deadline as defined in section 2.19 of the Plan shall apply to all Claims other than Administrative Claims.

E.                                      Matters Relating To Implementation Of The Plan

1.                                      Corporate Transactions

Marc S. Simon is authorized, without the need for any certification by any other representative of the Debtors, to execute, deliver, file or record such instruments, agreements or documents necessary to (i) transfer the assets of the Estates to the Liquidating Trust, (ii) thereafter dissolve the Debtors, and (iii) take such additional actions as may be necessary or appropriate, and which have been approved by the Post-Confirmation Committee or the Court, to effectuate and implement the provisions of the Plan.  The execution of any such document or the taking of any such action in accordance with the foregoing is deemed conclusive evidence of Mr. Simon’s authority to so act.  Pursuant to section 1142 of the Bankruptcy Code and the other provisions of Title 11 relating to implementation of a plan of reorganization, to the extent that, under applicable nonbankruptcy law, any of the foregoing actions otherwise would require the consent or approval of the stockholders or the board of directors of any of the Debtors, this

Confirmation Order shall constitute such consent or approval, and such actions are deemed to have been taken by unanimous action of the stockholders and directors of the appropriate Debtor.

2.                                      Appointment of Liquidating Trustee and Post-Confirmation Committee

The appointment of Marc S. Simon as the Liquidating Trustee (as opposed to a limited liability company to be formed by Marc S. Simon as originally contemplated pursuant to section 11.1 of the Plan), as of and immediately following the Effective Date, is hereby approved.  As a result, any references in the Plan or the Liquidating Trust Agreement to the Liquidating Trustee who will serve upon the creation of the Liquidating Trust shall refer to Marc S. Simon, as opposed to any limited liability company.  The appointment of the entities identified in section 12.1 of the Plan, with the exception of Norwood Promotional Products, Inc., as the Post-Confirmation Committee, as of and immediately following the Effective Date, are hereby approved.

3.                                      Approval of Executory Contract and Unexpired Lease Provisions and Related Procedures

The executory contract and unexpired lease provisions of Article VIII of the Plan are specifically approved.  Except as otherwise provided in the Plan or in any contract, instrument, release or other agreement or document entered into in connection with the Plan or any order previously entered by the Court, on the Effective Date, pursuant to section 365 of the Bankruptcy Code, the applicable Debtor or Debtors shall be deemed to have rejected any executory contact and unexpired lease to which that Debtor is a party.

To the extent the rejection by a Debtor pursuant to the Plan of an executory contract or unexpired lease results in a Claim, then such Claim shall be forever barred and shall not be enforceable against any Debtor or the properties of them unless a proof of claim is filed with the Official Claims Agent and served upon counsel to the Liquidating Trustee and counsel to the Post-Confirmation Committee, on or before the deadline established in section 8.2 of the Plan.

4.                                      Preservation of Rights of Action

Except as otherwise provided in the Plan, or in any contract, instrument, release, indenture or other agreement entered into in connection with the Plan, in accordance with section 1123(b) of the Bankruptcy Code, the Estate Claims and the Preference Claims shall be transferred to the Liquidating Trust for liquidation by the Liquidating Trustee or the Post-Confirmation Committee, as set forth in the Plan.  The Estates, and following the Effective Date, the Liquidating Trustee and the Post-Confirmation Committee, shall retain and may enforce all defenses, counterclaims and rights of, and/or asserted against, the Debtors or their Estates, as the case may be, as viewed most favorably to the Debtors, their Estates, the Liquidating Trustee and the Post-Confirmation Committee.

F.                                      References Herein to the Plan

The approvals and authorizations specifically set forth in this Confirmation Order are nonexclusive and the lack of any reference to a provision in the Plan shall have no bearing on the effectiveness and enforceability of the provisions in the Plan.

G.                                    Releases and Indemnification and Discharge

1.                                      Exculpation and Limitation of Liability

Except as provided in subsection 4 below, the exculpation and limitation of liability provisions contained in the Plan are approved in all respects.

2.                                      Injunction

Except as provided in subsection 4 below, the injunction provisions in section 14.5 of the Plan are approved in all respects.

3.                                      Non-Discharge of Claims

Pursuant to section 1141(d)(3) of the Bankruptcy Code, confirmation of the Plan will not discharge Claims against the Debtors; provided, however, that no holder of a Claim against any Debtor may, on account of such Claim, seek or receive any payment or other distribution from, or seek recourse against, any Debtor, any Estate, the Liquidating Trust, the Post-Confirmation

Committee or any of their respective successors or their respective property, except as expressly provided in the Plan or this Confirmation Order.

4.                                      Eagle Ring and Rubenstein Carve-outs

Notwithstanding anything contained in the Plan, this Confirmation Order, or any related or attached documents, confirmation of the Plan shall not release, enjoin, impact or otherwise affect (i) the prosecution of the alleged administrative claims previously asserted by Eagle Ring, Ltd. (“Eagle Ring”) against the Debtors in the Motion Of Eagle Ring, Ltd. For Allowance And Prompt Payment Of Administrative Claim Or In The Alternative For The Lifting Of The Automatic Stay To Allow A Cause Of Action To Be Asserted Against The Debtors filed on March 27, 2003 and Eagle Ring’s Adversary Complaint filed on December 3, 2003 in Adversary Case Number 03 A04537 (collectively, the “Alleged Eagle Ring Administrative Claims”), and (ii) any defenses of the Debtors, the Committee and/or the Estates to the Alleged Eagle Ring Administrative Claims.

The exculpation and limitation of liability provision contained in section 14.4 of the Plan shall not apply to the claims of Irving and Ralph Rubenstein against HA-LO, its Estates, the Liquidating Trust, or any representative of the same, including their officers and attorneys, arising from HA-LO’s filing of involuntary bankruptcy petitions against Irving and Ralph Rubenstein.

H.                                    Allocation of the Managed Success Claims Pool

Notwithstanding anything to the contrary in the Plan, the allocation of the bonus pool available for distribution to persons holding Management Success Claims may be made at any time prior to the making of any distribution to holders of such Claims.  The percentage interests will be assigned by Marc S. Simon, in consultation with the Post-Confirmation Committee, on a serial basis as distributions on account of Management Success Claims are made.  These percentage interests in such bonus pool may be adjusted from time to time, following the Effective Date, as determined by Mr. Simon.

I.                                         Retention Of Jurisdiction

Notwithstanding the entry of this Confirmation Order and the occurrence of the Effective Date, the Bankruptcy Court shall retain such jurisdiction over the Chapter 11 Cases after the Effective Date as is legally permissible, including jurisdiction over the matters set forth in Article XV of the Plan.

J.                                      Notice Of Entry Of Confirmation Order

1.                                       Pursuant to Bankruptcy Rules 2002(f)(7) and 3020(c)(2), the Liquidating Trustee is directed to serve a notice of the entry of this Confirmation Order and the establishment of bar dates for the assertion of Administrative Claims hereunder, substantially in the form of Exhibit A attached hereto (the “Confirmation Notice”), on all parties that received the Confirmation Hearing Notice, no later than twenty (20) days after the Effective Date.

2.                                       The Liquidating Trustee is directed to publish the Confirmation Notice once in the national edition of the Wall Street Journal and the daily edition of The Chicago Tribune no later than twenty (20) days after the Effective Date.

[The balance of this page has been left blank intentionally

and the signature page follows immediately hereafter.]

Dated:  January 28, 2004

/s/ Carol A. Doyle
HON. CAROL A. DOYLE
UNITED STATES BANKRUPTCY JUDGE

Order submitted by:
Neal L. Wolf, Esq. (IL Bar 6186361)
Todd L. Padnos, Esq. (IL Bar 6209679)
Paul Jasper, Esq. (Admitted pro hac vice)
Brett J. Kitei, Esq. (Admitted pro hac vice)
LeBoeuf, Lamb, Greene & MacRae LLP
One Embarcadero Center, Suite 400
San Francisco, California 94111
Telephone: (415) 951-1100
Facsimile: (415) 951-1180
Attorneys for Debtors and Debtors-in-Possession

&

Mark A. Berkoff, Esq. (IL Bar No. 6194787)
Philip V. Martino, Esq. (IL Bar No. 6183648)
Steven J. Christenholz, Esq. (IL Bar No. 6224666)
Piper Rudnick, LLP
203 North LaSalle Street, Suite 1800
Chicago, Illinois 60601
Telephone: (312) 368-4000
Facsimile: (312) 236-7516
Attorneys for the Official Committee of Unsecured Creditors

EXHIBIT A

NOTICE OF ENTRY OF CONFIRMATION OF THE SECOND AMENDED PLAN OF REORGANIZATION (LIQUIDATING) OF HA2003, INC. F/K/A HA-LO INDUSTRIES, INC., LW2003, INC. F/K/A LEE WAYNE CORPORATION AND STARBELLY.COM, INC. AS PROPOSED BY THE DEBTORS AND DEBTORS-IN-POSSESSION AND THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS DATED AS OF OCTOBER 30, 2003 AND ESTABLISHING AN ADMINISTRATIVE CLAIMS BAR DATE